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                                                                   Exhibit 10.19

                                                                  EXECUTION COPY

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                           ESCROW AND PLEDGE AGREEMENT

                          dated as of January 19, 2000

                                      among

                                 SUNTRUST BANK,

                              OPUS360 CORPORATION,

                       GEORGE CONSTABLE, III, individually
                         and as Sellers' Representative

                                       and

                            THE OTHER PARTIES HERETO

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                                TABLE OF CONTENTS

                                                                        Page No.

SECTION 1.   APPOINTMENT OF ESCROW AGENT.......................................1

SECTION 2.   DELIVERY OF RESERVED SHARES.......................................1

SECTION 3.   PLEDGE............................................................1

SECTION 4.   RIGHTS TO PLEDGED COLLATERAL......................................3

SECTION 5.   CLAIMS............................................................4

SECTION 6.   RELEASE OF PLEDGED COLLATERAL.....................................5

SECTION 7.   TERMINATION.......................................................6

SECTION 8.   ESCROW AGENT......................................................6

SECTION 9.   INVESTMENTS.......................................................8

SECTION 10.  DISPUTES..........................................................9

SECTION 11.  NOTICES..........................................................10

SECTION 12.  COUNTERPARTS.....................................................11

SECTION 13.  GOVERNING LAW....................................................11

SECTION 14.  BENEFITS OF AGREEMENT............................................11

SECTION 15.  MODIFICATION.....................................................12

SECTION 16.  DESCRIPTIVE HEADINGS.............................................12

SECTION 17.  ENTIRE AGREEMENT.................................................12


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                             SCHEDULES AND EXHIBITS

Schedules

Schedule I  -  Names and Tax IDs of Indemnifying Sellers

Exhibits

Exhibit A   -  Instructions for Release of Pledged Collateral
Exhibit B   -  Notice of Certified Judgment
Exhibit C   -  Notice of Appeal


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                                                                  EXECUTION COPY

                                    ESCROW AND PLEDGE AGREEMENT dated as of
                              January 19, 2000, among OPUS360 CORPORATION, a Delaware Corporation ("Parent"), GEORGE CONSTABLE, III, individually and in his capacity as the Sellers' Representative (the "Sellers' Representative"), SUNTRUST BANK, a Georgia banking corporation (the "Escrow Agent"), and the other parties named on the signature page hereto.

            This Escrow and Pledge Agreement is being executed in accordance with Section 2.4 of the Agreement and Plan of Merger dated as of January 19, 2000 (the "Merger Agreement"), among Parent, Ithority Corporation, a California corporation ("Ithority"), certain stockholders of Ithority and the other parties thereto. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Merger Agreement.

            In consideration of the mutual covenants contained herein and in the Merger Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      Section 1. Appointment of Escrow Agent.

            The Escrow Agent is hereby appointed to act as escrow agent hereunder, and the Escrow Agent agrees to act as such.

      Section 2. Delivery of Merger Share Reserved Shares.

            On the date hereof, Parent is delivering to the Escrow Agent certificate(s) representing the Merger Share Reserved Shares, and the Escrow Agent is accepting such property for deposit in escrow pursuant to the provisions of this Agreement.

      Section 3. Pledge.

            (a) As general and continuing collateral security for the payment and performance by the Indemnifying Sellers of all of their Secured Obligations (as defined below), the Indemnifying Sellers hereby pledge, hypothecate, assign, transfer, set over and deliver unto Parent, and grant to Parent a security interest in, all of their respective right, title and interest in and to the Merger Share Reserved Shares, any shares of Parent capital stock that have been derived from or issued in respect of such Merger Share Reserved Shares (collectively, the "Pledged Securities") and any cash or additional securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, the Pledged Securities and any and all products and proceeds therefrom, together with and all other rights, titles, interests, powers, privileges and preferences pertaining to said property (the "Pledged Collateral").

            (b) The security interest created hereby is granted to Parent, to secure the prompt performance and payment in full of the following
(collectively, the "Secured Obligations"): (i) all obligations of the Indemnifying Sellers under the Merger Agreement, (ii) expenses
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incurred by Parent or Parent's counsel in connection with the realization of the security provided under this Agreement, including, without limitation, any reasonable costs or expenses of any proceedings to which this Agreement may give rise, and reasonable fees, disbursements and other charges of its counsel and of any experts or agents, and its fully allocated internal costs, that Parent may incur in connection with (A) the exercise or enforcement of any of the rights of Parent under this Agreement and (B) damages arising out of the failure of any Indemnifying Seller to perform or observe any of the provisions hereof.

            (c) Each Indemnifying Seller hereby represents and warrants to Parent as follows:

                  (i) Such Seller, is, and will at all times continue to be, the legal and beneficial owner of the Pledged Collateral. No financing statement under the Uniform Commercial Code of any jurisdiction which names such Indemnifying Seller as debtor or covers any of the Pledged Collateral, or any other notice filed in the public records indicating the existence of a Lien thereon, has been filed and is still effective in any state or other jurisdiction, other than Uniform Commercial Code financing statements filed in favor of Parent, and such Indemnifying Seller has not signed any such financing statement or notice or any security agreement authorizing the filing of any such financing statement or notice, other than Uniform Commercial Code financing statements filed in favor of Parent.

                  (ii) The social security number, or the Internal Revenue Service taxpayer identification number, as applicable, of such Indemnifying Seller is set forth on Schedule I attached hereto.

                  (iii) Such Indemnifying Seller (A) has the power and authority to pledge the Pledged Collateral in the manner provided herein or as contemplated hereby and (B) will defend his title thereto or interest therein against any and all Liens of all Persons (other than the Liens created by this Agreement).

                  (iv) No consent or approval of any Governmental Entity or any securities exchange was or is necessary to the validity of the pledge effected hereby.

            (d) Each Indemnifying Seller hereby unconditionally covenants and agrees as follows:

                  (i) Such Indemnifying Seller will not create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, any Lien on any of the Pledged Collateral (or any interest therein) and will not, sell, lease, assign, transfer or otherwise dispose of all or any portion of the Pledged Collateral (or any interest therein).

                  (ii) Until this Agreement has terminated in accordance with its terms, any certificates, instruments or other documents constituting Pledged Collateral shall be delivered to the Escrow Agent and shall be subject to the terms and conditions of this Agreement. The Indemnifying Sellers shall take such further actions to vest Parent in the security interest provided hereunder with respect to such additional Pledged Collateral.


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            (e) Each Indemnifying Seller shall, at Parent's cost and expense, take all actions that may be necessary or desirable in Parent's sole discretion, so as at all times to maintain the validity, perfection, enforceability and priority of Parent's security interest in the Pledged Collateral, or to enable Parent to exercise or enforce its rights hereunder, including without limitation
(i) delivering to Parent, endorsed or accompanied by such instruments of assignment as Parent may specify, any and all chattel paper, instruments, letters of credit and all other advices of guaranty and documents evidencing or forming a part of the Pledged Collateral and (ii) executing and delivering financing statements, pledges, designations, notices and assignments, in each case in form and substance satisfactory to Parent, relating to the creation, validity, perfection, priority or continuation of the security interest granted hereunder. Each Indemnifying Seller agrees to take, and authorizes Parent to take on such Seller's behalf, any or all of the following actions with respect to any Pledged Collateral as Parent shall deem necessary to perfect the security interest and pledge created hereby or to enable Parent to enforce its rights and remedies hereunder: (A) to register in the name of Parent any Pledged Collateral in certificated or uncertificated form; (B) to endorse in the name of Parent any Pledged Collateral issued in certificated form; and (C) by book entry or otherwise, identify as belonging to Parent a quantity of securities that constitutes all or part of the Pledged Collateral. Notwithstanding the foregoing, each Indemnifying Seller agrees that Pledged Collateral which is not in certificated form or is otherwise in book-entry form shall be held for the account of Parent. Each Indemnifying Seller hereby authorizes Parent to execute and file in all necessary and appropriate jurisdictions (as determined by Parent) one or more financing or continuation statements (or any other document or instrument referred to in the immediately preceding clause (B)) in the name of such Indemnifying Seller and to sign such Seller's name thereto. Each Indemnifying Seller authorizes Parent to file any such financing statement, document or instrument without the signature of such Indemnifying Seller to the extent permitted by applicable law. To the extent permitted by applicable law, a carbon, photographic, xerographic or other reproduction of this Agreement or any financing statement is sufficient as a financing statement. Any property comprising part of the Pledged Collateral required to be delivered to Parent pursuant to this Agreement shall be accompanied by proper instruments of assignment duly executed by such Indemnifying Seller and by such other instruments or documents as Parent may reasonably request.

            (f) This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until it terminates in accordance with its terms. Each Indemnifying Seller and Parent hereby agree that the security interest in the Pledged Collateral created by this Section 3 shall not terminate and shall continue and remain in full force and effect notwithstanding the transfer to Parent of a portion of the Pledged Collateral.

            (g) All rights of Parent hereunder, the grant of a security interest in the Pledged Collateral and all obligations of the Indemnifying Sellers hereunder, shall be absolute and unconditional irrespective of any lack of validity or enforceability of the Merger Agreement or any other Related Document, or instrument relating to any of the foregoing.

      Section 4. Rights to Pledged Collateral.

            (a) The Pledged Collateral shall be held for the exclusive benefit of Parent and the Indemnifying Sellers and their respective successors, assigns, heirs, administrators and estates,


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and no other Person shall have any right, title or interest therein. Any claim of any Person to the Pledged Collateral, or any part thereof, shall be subject and subordinate to the prior right thereto of Parent and Sellers.

            (b) So long as no Claim (as hereinafter defined) shall have been asserted by Parent (a "Demand"), the Sellers, after giving 2 days prior written notice to Parent, shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms and conditions of this Agreement or any agreement giving rise to or otherwise relating to any of the Secured Obligations; provided, however, that the Indemnifying Sellers shall not exercise, or refrain from exercising, any such right or power if any such action could have an adverse effect on the value of such Pledged Collateral in the sole judgment of Parent. Upon the occurrence and during the continuance of a Demand, all rights of the Indemnifying Sellers to exercise the voting and/or consensual rights and powers which the Indemnifying Sellers are entitled to exercise pursuant to this Section 4 shall cease, and all such rights thereupon shall become immediately vested in Parent, which shall have, to the extent permitted by law, the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers which the Indemnifying Sellers shall otherwise be entitled to exercise pursuant to this Section 4. During the term of this Agreement, the Indemnifying Sellers shall not be entitled to retain in their possession or control or use any cash dividends paid on the Pledged Collateral, including any stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of Pledged Securities, whether resulting from a subdivision, combination or reclassification of outstanding securities which are pledged hereunder or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of Parent, or otherwise, such property being Pledged Collateral hereunder. If any Indemnifying Seller shall receive any dividends or other property which he is not entitled to receive under this Agreement, such Indemnifying Seller shall hold the same in trust for Parent, without commingling the same with other funds or property of or held by such Seller, and shall promptly deliver the same to the Escrow Agent upon receipt by him in the identical form received, together with any necessary endorsements.

      Section 5. Claims.

            (a) In the event Parent asserts a claim for indemnification under the Merger Agreement, Parent shall execute and deliver to the Escrow Agent and the Sellers' Representative a written notice to such effect (a "Parent Claim Notice"; and the claim being asserted in a Parent Claim Notice being hereinafter referred to as a "Claim") setting forth the nature and details of such Claim and the amount thereof (or if not ascertainable, a reasonable maximum amount thereof), and the basis of the Sellers' liability therefor under the Merger Agreement, and instructing the Escrow Agent to deliver, in accordance with
Section 6 below, that portion of the Pledged Collateral having a value equal to the amount of the Claim (or, if the amount of the Claim shall be greater than the aggregate value of the Pledged Collateral, the balance of the Pledged Collateral) to Parent. Parent shall deliver to the Sellers' Representative a copy of each Parent Claim Notice on or prior to the date of the delivery thereof to the Escrow Agent, and the Escrow Agent shall use reasonable efforts also to deliver a copy thereof to the Sellers' Representative promptly after receipt from the Parent (provided that the failure of the Escrow


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Agent to make such delivery to the Sellers' Representative shall not affect the obligation of the Escrow Agent to release Pledged Collateral pursuant to Section 6(a)(ii) below).

            (b) The Sellers' Representative may object to any Parent Claim Notice by delivering to the Parent and the Escrow Agent, within 15 days after receipt of the Parent Claim Notice, a written notice (an "Objection Notice") stating that all or a portion of the amount specified in such Parent Claim Notice should not be released to the Parent. The Sellers' Representative shall deliver to the Parent a copy of each Objection Notice on or prior to the date of the delivery thereof to the Escrow Agent, and the Escrow Agent shall use reasonable efforts also to deliver a copy thereof to the Parent promptly after receipt from the Sellers' Representative. The Sellers' Representative and Parent shall use commercially reasonable efforts to resolve any dispute set forth in any Objection Notice.

      Section 6. Release of Pledged Collateral.

            (a) The Escrow Agent shall release the Pledged Collateral as follows:

                  (i) Promptly upon receipt of joint written instructions, substantially in the form of Exhibit A hereto, signed by Parent and the Sellers' Representative ("Joint Instructions") in accordance with and to the Persons set forth in such Joint Instructions;

                  (ii) On the 16th day following the receipt of any Parent Claim Notice which is received by the Escrow Agent prior to January __, 2001 and which is not the subject of an Objection Notice, to the Parent in accordance with the Parent Claim Notice;

                  (iii) On January __, 2001, the balance of the Pledged Collateral, if any, which is not subject to an Unresolved Claim (as defined below) (if any), in accordance with and to the Persons set forth in written instructions provided by the Sellers' Representative.

As used herein, "Unresolved Claim" means the amount of a claim stated in a Parent Claim Notice or, following delivery of an Objection Notice, the disputed portion thereof, which amount shall be deemed outstanding from the date such Parent Claim Notice or Objection Notice, as applicable, is given until the date such claim is resolved in accordance with the terms of Section 6(b) below.

            (b) In the event that the Escrow Agent receives an Objection Notice from the Sellers' Representative, that portion of the Pledged Collateral having a value equal to the Unresolved Claim (as set forth in such Objection Notice) shall be held by the Escrow Agent until the occurrence of one of the following events:

                  (i) Receipt by the Escrow Agent of Joint Instructions instructing the Escrow Agent to release the disputed portion of the Pledged Collateral to such party or parties and in such amount or amounts as is specified in such Joint Instructions; or

                  (ii) Receipt by the Escrow Agent of a written notice (a "Certified Judgment Notice"), substantially in the form of Exhibit B hereto, from Parent or the Sellers' Representative certifying that a final, nonappealable court judgment or settlement with


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      respect to the claim covered by the Parent Claim Notice is attached to such Certified Judgment Notice, in which case the Escrow Agent shall distribute the disputed portion of the Pledged Collateral in accordance with such judgment on the 10th day following the receipt of any Certified Judgment Notice, unless prior to such date the Escrow Agent receives a written notice (an "Appeal Notice"), substantially in the form of Exhibit C hereto, from the party not submitting such Certified Judgment Notice, stating that the judgment has or can and will be appealed. A party delivering a Certified Judgment Notice or an Appeal Notice shall deliver to the other party hereto a copy thereof on or prior to the date of delivery thereof to the Escrow Agent, and the Escrow Agent shall use reasonable efforts also to deliver a copy of each Certified Judgment Notice or Appeal Notice to the party which did not deliver the same promptly after the Escrow Agent's receipt thereof (provided that the failure of the Escrow Agent to make such delivery shall not affect the obligation of the Escrow Agent to release funds pursuant to this Section 6(b)). If the judgment is appealed, no release of the disputed portion of the Escrow Fund will be made until delivery of a subsequent Certified Judgment Notice to the Escrow Agent, which notice is not the subject of a subsequent Appeal Notice delivered in accordance with this Section 6(b)(ii).

            (c) Any release of the Pledged Collateral to Parent pursuant to this
Section 6 shall be accompanied by a stock power in respect of all securities to be forfeited, duly endorsed for transfer to Parent.

      Section 7. Termination.

            This Agreement shall terminate upon the release by the Escrow Agent of all of the Pledged Collateral in accordance with the terms of this Agreement.

      Section 8. Escrow Agent.

            (a) Obligations.

                  (i) The sole obligations of the Escrow Agent are those specifically provided in this Agreement and the Escrow Agent shall have no liability under, or duty to inquire into, the terms and provisions of any agreement between the parties hereto, including but not limited to the Merger Agreement. The duties of the Escrow Agent are purely ministerial in nature and the Escrow Agent shall not incur any liability whatsoever, except for its own willful misconduct or gross negligence.

                  (ii) The Escrow Agent shall not have any responsibility for the genuineness or validity of any document or other item deposited with it or of any signature thereon reasonably believed by the Escrow Agent to be signed by the proper parties and shall not have any liability for acting in accordance with any written instructions or certificates given to it hereunder and reasonably believed by it to be signed by the proper parties.

            (b) Resignation and Removal. The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving at least 30 days notice of such resignation to Parent and the Sellers' Representative, specifying a date upon which such resignation shall take effect; provided, however, that the Escrow Agent shall continue to serve until its successor


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accepts the Pledged Collateral and assumes all responsibilities as escrow agent hereunder. Upon receipt of such notice, a successor Escrow Agent shall be jointly appointed by Parent and the Sellers' Representative, such successor escrow agent to become the Escrow Agent hereunder on the resignation date specified in such notice. If an instrument of acceptance by a successor escrow agent shall not have been delivered to the resigning Escrow Agent within 40 days after the giving of such notice of resignation, the resigning Escrow Agent may tender into the registry or custody of any court of competent jurisdiction any part or all of the Pledged Collateral and thereafter be relieved of its duties and obligations hereunder. Parent and the Sellers' Representative may at any time substitute a new Escrow Agent by giving 10 days written notice thereof to the existing Escrow Agent and paying all fees and expenses of such Escrow Agent incurred to the date of the substitution.

            (c) Indemnification. The Indemnifying Sellers shall hold the Escrow Agent harmless from, and shall indemnify the Escrow Agent against, any loss, liability, expense (including attorney's fees and expenses), claim or demand (a "Loss") arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement or which are attributable to any act or omission of the Indemnifying Sellers or the Sellers' Representative, except for any of the foregoing arising out of the gross negligence or willful misconduct of the Escrow Agent. Parent shall hold the Escrow Agent harmless from, and indemnify the Escrow Agent against, any Loss arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement and which are attributable to any act or omission of Parent or any affiliate of Parent, except for any of the foregoing arising out of the gross negligence or willful misconduct of the Escrow Agent. Parent and the Indemnifying Sellers shall hold the Escrow Agent harmless from, and indemnify (with one-half to be borne by Parent and one-half to be borne by the Sellers) the Escrow Agent against, any Loss arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement and which are not attributable to any act or omission of Parent, any of the Indemnifying Sellers or the Sellers' Representative, except for any of the foregoing arising out of the gross negligence or willful misconduct of the Escrow Agent. The foregoing indemnities in this paragraph shall survive the resignation or substitution of the Escrow Agent or the termination of this Agreement.

            (d) Fees and Expenses of Escrow Agent. For its services hereunder, the Escrow Agent shall be entitled to a fee of $2,500 per annum, pro rated for any shorter period for which the Escrow Agent shall act hereunder, payable in advance. No increase in the rate of any fee charged by the Escrow Agent shall be valid hereunder unless previously approved in writing by Parent. Such fees shall be paid by Parent. In addition, the Escrow Agent shall be reimbursed for all reasonable out-of-pocket expenses, disbursements and advances (including, but not limited to postage, courier, overnight mail insurance, money wire transfer, long distance telephone charges, facsimile, stationery and travel expenses), and including reasonable attorneys' fees and reasonable accounting fees, incurred by the Escrow Agent not in the ordinary course of business. The amount of such reimbursement shall be paid by Parent. These fees described in this paragraph
(d) do not include extraordinary services which will be priced according to the required time and scope of duties and shall be previously approved in writing by Parent. The fees described in this paragraph (d) shall be deemed earned in full upon receipt by the Escrow Agent, and no portion shall be refundable for any reason, including without limitation, termination of the Agreement.


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            (e) Reliance on Counsel. The Escrow Agent may from time to time consult with legal counsel of its own choosing in the event of any disagreement, controversy, question or doubt as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion or instructions of such counsel. Any such fees and expenses of such legal counsel shall be considered part of the fees and expenses of the Escrow Agent described herein.

      Section 9. Investments.

            (a) Initially the Escrow Agent will invest all cash included in the Pledged Collateral in commercial paper with maturities not to exceed 90 days given on the date of such investment a credit rating of at least P-1 by Moody's Investors Service, Inc. or A-1 by the Standard & Poor's Corporation. The Escrow Agent will invest the cash included in the Pledged Collateral in such other Permitted Investments as directed by Parent from time to time pursuant to written instructions signed by Parent and referencing the desired Permitted Investments and the maturity date thereof. As used in this Agreement, "Permitted Investments" means any of the following:

                  (i) direct obligations of, or obligations fully guaranteed by, the United States of America or any agency thereof;

                  (ii) bonds, debentures, notes or other evidence of indebtedness issued by any of the following agencies: Federal Farm Credit System; Federal Home Loan Bank System; Export-Import Bank of the United States; Federal National Mortgage Association; Government National Mortgage Association; Federal Financing Bank; or any agency or instrumentality of the Federal government which shall be established for the purpose of acquiring the obligations of any of the foregoing or otherwise providing financing therefor;

                  (iii) direct and general obligations of, or obligations unconditionally guaranteed by, any state of the United States or political subdivision of such state, but only if (A) such obligations or guarantees are entitled to the full faith and credit of such state or political subdivision of such state, respectively, and such obligations provide that the state or political subdivision has the obligation to repay, in full and on a timely basis, such obligations, and (B) at the time of their purchase under this Agreement, such obligations are rated in any of the two highest rating categories by a nationally recognized bond rating service;

                  (iv) certificates of deposit, whether negotiable or non-negotiable, of any bank, trust company or national banking association, provided that such certificates of deposit shall be (A) issued by a bank, trust company or national banking association having capital stock and surplus of more than $500,000,000, (B) fully insured by the Federal Deposit Insurance Corporation or (C) fully and continuously secured by direct obligations of, or obligations unconditionally guaranteed by, the United States of America, which (1) shall have a market value (exclusive of accrued interest) at all times at least equal to the principal amount of such certificates of deposit, (2) shall be lodged with the Escrow Agent (or any correspondent bank or trust company designated by the


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      Escrow Agent), as custodian, by the bank, trust company or national banking association issuing such certificate of deposit and (3) the bank, trust company or national banking association issuing each certificate of deposit required to be so secured shall furnish the Escrow Agent with an undertaking that the aggregate market value of such obligations securing each such certificate of deposit will at all times be an amount equal to the principal amount of each such certificate of deposit (and the Escrow Agent shall be entitled to rely on each such undertaking);

                  (v) a readily redeemable interest bearing "money market account" sponsored by a bank described in clause (iv)(A) above and having on the date of such investment total assets of at least $1,000,000,000;

                  (vi) any repurchase agreement with any bank or trust company organized under the laws of any state of the United States or any national banking association or any government securities dealer which is listed as reporting to the market statistics division of the Federal Reserve Bank of New York secured by any one or more of the securities described in clauses
      (i) or (ii) above;

                  (vii) readily marketable commercial paper of corporations doing business in and incorporated under the laws of the United States of America or any state thereof or of any corporation that is the holding company for a bank described in clause (iv)(A) above given on the date of such investment a credit rating of at least P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation, in each case due within 90 days after the date of the making of the investment; and

                  (viii) a readily redeemable "money market mutual fund" sponsored by a bank described in clause (iv) (A) above, or a registered broker or dealer described in clause (vi) above, that has and maintains an investment policy limiting its investments primarily to instruments of the types described in clauses (i) through (vii) above and having on the date of such investment total assets of at least $1,000,000,000.

            (b) Maturities or unexpired terms of maturities of instruments in which the cash included in the Pledged Collateral shall be invested shall not exceed 90 days. The Escrow Agent is authorized to sell such investments as may be required to make any payment under this Agreement (except the Pledged Securities), and the Escrow Agent shall not be liable for any loss due to early redemption. In the event that no such written instructions are given by Parent as to any uninvested portion of the cash included in the Pledged Collateral, such portion shall be invested by the Escrow Agent in commercial paper for a 30-day period given on the date of such investment a credit rating of at least P-1 by Moody's Investors Service, Inc. or A-1 by the Standard & Poor's Corporation; provided, however, that if such period is not available, such portion shall be invested for the closest period of shorter duration.

      Section 10. Disputes.

            If any dispute should arise with respect to the payment or ownership or right of possession of the Pledged Collateral, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, all or any part of the Pledged Collateral until such dispute


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shall have been settled either by mutual agreement of the parties concerned or by the final order, decree or judgment of a court of competent jurisdiction in the United States of America (the time for appeal having expired with no appeal having been taken) in a proceeding to which Parent and the Indemnifying Sellers or the Sellers' Representative are parties, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings. Promptly after receipt of any such final order, decree or judgment, Parent and the Sellers' Representative shall deliver a copy thereof to the Escrow Agent, together with instructions as to the release of the Pledge Collateral as a result thereof.

      Section 11. Notices.

            All notices and other communications required hereunder or in connection herewith shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier, by facsimile, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

            if to the Sellers' Representative, to:

                  George Constable, III
                  942 Hayes Street, Suite 33
                  San Francisco, California  94117
                  Telephone: (415) 775-2020
                  Facsimile: (415) 704-3180

            with a copy to:

                  Fenwick & West LLP
                  275 Battery Street, Suite 1500
                  San Francisco, California  94111
                  Telephone: (415) 875-2300
                  Facsimile: (415) 281-1350
                  Attention: Kat McCabe, Esq.

            if to Parent, to:

                  OPUS360 Corporation
                  733 Third Avenue, 17th Floor
                  New York, New York 10017
                  Telephone: (212) 301-2200
                  Facsimile  (212) 301-2201
                  Attention: Ari Horowitz

            with a copy to:

                  O'Sullivan Graev & Karabell, LLP
                  30 Rockefeller Plaza
                  New York, New York  10112

                  Telephone: (212) 408-2400
                  Facsimile: (212) 728-5950
                  Attention: John Suydam, Esq.

            if to the Escrow Agent, to:

                  SunTrust Bank
                  Corporate Trust Division
                  25 Park Place, 24th Floor
                  Atlanta, Georgia  30303-2900
                  Telephone: (404) 588-7262
                  Facsimile: (404) 588-7335
                  Attention: Rebecca Fischer;

or to such other address as the parties hereto to whom notice is to be given may have furnished in writing to the other parties hereto. Any such notice or communication shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next Business Day after the date when sent, (c) in the case of facsimile transmission, when received, and (d) in the case of mailing, on the third Business Day following that on which the piece of mail containing such communication is posted.

      Section 12. Counterparts.

            This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

      Section 13. Governing Law.

            This agreement will be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflicting provision or rule (whether of the State of New York or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of New York to be applied. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply. It is the intention of the parties hereto that the situs of the Pledged Collateral is and shall be administered in the state in which the principal office of the Escrow Agent from time to time acting hereunder is located.

      Section 14. Benefits of Agreement.

            All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Anything contained herein to the contrary notwithstanding, this Agreement shall not be assignable by any party hereto without the prior written consent of Parent, the Sellers' Representative and the Escrow Agent.

      Section 15. Modification.

            This Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by the Escrow Agent, Parent and the Sellers' Representative.

      Section 16. Descriptive Headings.

            The descriptive headings in this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision hereof.

      Section 17. Entire Agreement.

            This Agreement, the Merger Agreement, the Related Documents and the other agreements and documents referenced herein contain the entire agreement among the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings among the parties with respect thereto.

                                    * * * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Escrow and Pledge Agreement to be executed and delivered on the date first above written.

                                       OPUS360 CORPORATION


                                       By: /s/ Rich McCann
                                          -------------------------------
                                            Name: Rich McCann
                                            Title: Sr. VP, CFO

                                       SUNTRUST BANK


                                       By: /s/ Rebecca Fischer
                                          -------------------------------
                                            Name: Rebecca Fischer
                                            Title: Trust Officer

                                       INDEMNIFYING SELLERS:


                                       /s/ George W. Constable
                                       ----------------------------------
                                       George Constable III, individually and as
                                       Sellers' Representative


                                       /s/ Jeremy Epstein
                                       ----------------------------------
                                       Jeremy Epstein


                                       /s/ William Herndon
                                       ----------------------------------
                                       William Herndon

                                       /s/ Matthew Carden
                                       ----------------------------------
                                       Matthew Carden

                                                                      SCHEDULE I

                 Social Security/Taxpayer Identification Numbers

        Seller                    Social Security/Taxpayer Identification Number
        ------                    ----------------------------------------------

George Constable, III                              ###-##-####
Jeremy Epstein                                     ###-##-####
William Herndon                                    ###-##-####
Matthew Carden                                     ###-##-####

                                                                       EXHIBIT A

                                                        [Date]

SunTrust Bank
Corporate Trust Division
25 Park Place, 24th Floor
Atlanta, Georgia  30303-2900
Attention: Rebecca Fischer

                 Instructions for Release of Pledged Collateral

Ladies and Gentlemen:

            Reference is made to the Escrow and Pledge Agreement dated as of January __, 2000 (the "Escrow Agreement"), among Opus360 Corporation, the Sellers' Representative, you and the other parties thereto. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Escrow Agreement.

            In accordance with Section 6(a)(i) of the Escrow Agreement, the undersigned hereby instructs you to disburse from the Pledged Collateral to the following Persons the items set forth opposite their respective names:

   Name                                    Items

---------------------------                ---------------------------

---------------------------                ---------------------------

                                           OPUS360 CORPORATION


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           -------------------------------------
                                           George W. Constable, III, as Sellers'
                                                Representative

                                                                       EXHIBIT B

                                                        [Date]

SunTrust Bank
Corporate Trust Division
25 Park Place, 24th Floor
Atlanta, Georgia  30303-2900
Attention:  Rebecca Fischer

                          Notice of Certified Judgment

Gentlemen:

            Reference is made to the Escrow and Pledge Agreement dated as of January __, 2000 (the "Escrow Agreement"), among Opus360 Corporation, the Sellers' Representative, you and the other parties thereto. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Escrow Agreement.

            In accordance with Section 6(b)(ii) of the Escrow Agreement, the undersigned hereby instructs you to disburse from the Escrow Fund to the persons named in the final court judgment (a certified copy of which is attached hereto) the amounts set forth therein.

                                           OPUS360 CORPORATION


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           -or-


                                           -------------------------------------
                                           George W. Constable, III, as Sellers'
                                                Representative

                                                                       EXHIBIT C

                                                          [Date]

SunTrust Bank
Corporate Trust Division
25 Park Place, 24th Floor
Atlanta, Georgia  30303-2900
Attention:  Rebecca Fischer

                                Notice of Appeal

Gentlemen:

            Reference is made to the Escrow and Pledge Agreement dated as of January __, 2000 (the "Escrow Agreement"), among Opus360 Corporation, the Sellers' Representative, you and the other parties thereto. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Escrow Agreement.

            In accordance with Section 6(b)(ii) of the Escrow Agreement, the undersigned hereby instructs you not to disburse from the Escrow Fund to the persons named in the court judgment certified to you as final pursuant to a notice dated ______________, _____ . This judgment has or can and will be appealed.

                                           OPUS360 CORPORATION


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           -or-


                                           -------------------------------------
                                           George W. Constable, III, as Sellers'
                                                Representative